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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-1 of HomeCom Communications, Inc. of our report, dated February 8, 1999, on our audit of the financial statements of Ganymede Corporation for the year ended
December 31, 1998. We also consent to the reference to our firm under the caption "Experts."

Ostrow, Reisin Berk & Abrams, Ltd.
Chicago, Illinois
August 25, 2000